SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2003

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)		I-4033 (Commission File Number)	63-0366371 (IRS Employer Identification No.)
1200 Urban Center Drive, Birmingham, Alabama 35242 (Address of principal executive offices) (zip code) (205) 298-3000 Registrant's telephone number, including area code:
Item 5.	Other Events.

On May 19, 2003, Vulcan Materials Company announced that it completed the sale of its performance chemicals business unit to Kemira Oy.

A copy of the press release is attached hereto as Exhibit 99, and incorporated by reference.

Item 7.	Financial Statements, Pro Forma Financial Statements And Exhibits.
	(a)	Financial statements of Business Acquired: None required.
	(b)	Pro forma financial information: None required.
	(c)	Exhibits:
		Exhibit No. 99	Description May 19, 2003 Press Release.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
VULCAN MATERIALS COMPANY (Registrant) By: /s/William F. Denson, III William F. Denson, III
Dated: May 19, 2003